TL415 STSA3

                       STATEMENT OF ADDITIONAL INFORMATION

                       SUPPLEMENT DATED NOVEMBER 17, 1997

                      TEMPLETON GLOBAL OPPORTUNITIES TRUST

                                DATED MAY 1, 1997

I. The first sentence of the first paragraph under "What Are the Fund's Potential Risks?" is amended to READ:

         The Fund has an unlimited right to purchase securities in any developed foreign country, and may invest up to 40% of its total assets in securities in developing countries.

II. As of June 1, 1997, Dean Witter InterCapital, Inc. ("InterCapital") no longer serves as sub-advisor of the Fund. Templeton Investment Counsel, Inc. ("TICI") remains the Fund's investment manager responsible for the Fund's investment decisions.